UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2010

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment to Current Report on Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on December 20, 2010 by Heidrick & Struggles International, Inc. (the “Company”) to (i) change the Item number pursuant to which the information was reported from Item 1.01, Entry into a Material Definitive Agreement, to Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers, and (ii) file an amended and restated employment agreement between the Company and S. John Kim dated January 11, 2011 (the “Agreement”). The Agreement was amended to correct certain typographical errors in the Agreement. A copy of the Agreement is filed as exhibit 10.1 hereto and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2011, Heidrick & Struggles International, Inc., and S. John Kim, the Company’s Managing Partner, Global Practices, entered into a new employment agreement that replaces an existing employment agreement dated April 13, 2008. Pursuant to the Agreement, Mr. Kim is entitled to an annual base salary of $750,000, and an annual target management bonus equal to 100% of his base salary. The Agreement also provides Mr. Kim a one-time cash transition bonus of $400,000 for services performed in his prior role as Global Practice Managing Partner, Financial Services. The Agreement also provides for long-term incentive awards of (i) restricted stock units having a value of $375,000, vesting ratably over a three-year period, and (ii) performance stock units having a value of $375,000 vesting relative to a three-year performance period.

In addition to his base salary, target bonus, and long-term incentives, Mr. Kim is eligible to continue to participate in the Company’s management compensation plans, including the Change in Control Severance Plan and the Management Severance Pay Plan as a Tier 1 employee. The Agreement requires Mr. Kim to refrain from competing with the Company and soliciting the Company’s customers during his employment and, under defined circumstances, for a period of 12 months following termination. The Agreement also prohibits Mr. Kim from soliciting any of the Company’s employees, under defined circumstances, for a period of 12 months following termination.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.1	Employment Agreement between Heidrick & Struggles International, Inc., and S. John Kim, dated January 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2011

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

By:	/s/ Stephen W. Beard
Stephen W. Beard, Executive Vice President,
General Counsel and Corporate Secretary